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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-41752, 33-43045, 33-50654, 33-58892, 33-96320, 333-41393, 333-41401,
333-41403, 333-80571, 333-80559, 333-98035 and 333-101239 of Progress Software
Corporation, all on Form S-8, of our report dated December 19, 2002, appearing in this Annual Report on Form 10-K of Progress Software Corporation for the year ended November 30, 2002.

/s/ DELOITTE & TOUCHE LLP
-------------------------

Boston, Massachusetts
February 14, 2003